MFS(R) VARIABLE INSURANCE TRUST:

                             MFS High Income Series

                           MFS Strategic Income Series


                        Supplement to Current Prospectus

The section of the prospectus captioned "Management of the Series-Investment Adviser" has been revised to reflect a management fee effective August 1, 2006, for the MFS High Income Series and MFS Strategic Income Series, each as described below. The management fee arrangement for each Series as of August 1, 2006 is:


For MFS High Income Series: The annual rate of 0.70% on net assets up to $1 billion, and 0.65% on net assets in excess of $1 billion.

For MFS Strategic Income Series: The annual rate of 0.70% on net assets up to $1 billion, and 0.65% on net assets in excess of $1 billion.

The fee may be changed only with the consent of the Board of Trustees which oversees the Series.

                 The date of this Supplement is August 1, 2006.